Segment Information (Geographical Information) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net sales	$ 1,169,747	$ 1,087,431	$ 1,009,825
United States [Member]
Net sales	466,502	472,682	446,151
Other Americas [Member]
Net sales	55,137	50,912	47,995
Total Americas [Member]
Net sales	521,639	523,594	494,146
Europe [Member]
Net sales	444,441	398,029	363,949
Asia Pacific and Rest of World [Member]
Net sales	$ 203,667	$ 165,808	$ 151,730